Exhibit 99.1

Acquisition Overview: Carr’s Engineering Division January 16, 2025

2 FORWARD - LOOKING STATEMENTS Please note that in this presentation Cadre Holdings, Inc. (the "Company" or "Cadre") may use words such as “appears,” “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions which constitute forward - looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include but are not limited to all projections and anticipated levels of future performance. Forward - looking statements involve risks, uncertainties and other factors that may cause our actual results to differ materially from those discussed herein. Any number of factors could cause actual results to differ materially from those expressed or implied by forward - looking statements in this presentation, including without limitation, the possibility that the Company’s contemplated acquisition of Carr's Engineering Limited (excluding Chirton Engineering) and Carr's Engineering (US), Inc. (together the “Engineering Division”) will not be completed on the terms and conditions, or on the timing, currently contemplated, and that it may not be completed at all, due to a failure to obtain or satisfy, in a timely manner or otherwise, required conditions to t he closing of the transaction or for other reasons, the failure to complete the transaction which could negatively impact the pr ice of the Company’s shares of commons stock or the business, results of operations, and financial condition of the Company, and the Company’s ability to successfully integrate the operations of the Engineering Division, as well as those risks and uncertainties more fully described from time to time in the Company’s public reports filed with the Securities and Exchange Commission, including under the section titled “Risk Factors” in the Company's Annual Report on Form 10 - K, and/or Quarterly Reports on Form 10 - Q, as well as in the Company’s Current Reports on Form 8 - K. All forward - looking statements included in this presentation are based upon information available to the Company as of the date of this presentation, and speak only as of the date hereof. We assume no obligation to update any forward - looking statements to reflect events or circumstances after the date of this presentation. T OGETHER , W E S AVE L IVES

3 3 Source: Internal Company forecasts ACQUISITION OVERVIEW T OGETHER , W E S AVE L IVES Deepens Exposure to the Nuclear Market, Strengthening Relationships with Key International Customers, and Providing an Entry Poi nt to New Sub - Verticals including Commercial Nuclear and Nuclear Medicine B USINESS O VERVIEW & S TRATEGIC R ATIONALE • Leading market position • High cost of substitution • Leading and defensible technology • Strong brand recognition • Attractive ROIC • Niche market • Resiliency thru market cycles C ADRE ’ S K EY M&A C RITERIA M ET • Agreement to acquire the Carr’s Engineering division from Carr’s Group plc for an enterprise value of £75mm • Subject to regulatory approval and is expected close in H1 2025 • Set of leading, niche global brands providing products and engineering services for nuclear safety and protection, with additional focus on the rapidly growing nuclear medicine and nuclear fusion categories • Manufacturing and assembly facilities in the U.S., the U.K. and Germany • Expands the nuclear TAM through entry into international channel, and nuclear medicine and nuclear energy markets • £51 million in revenue for FY 2024 (ended August 31, 2024); EBITDA margin consistent with the lower bound of Cadre’s operating model

PRODUCTS AND SERVICES OVERVIEW

Products, Capabilities and Services | **End Markets Served**

Robotics & Remote Handling

- **Brands:** WÄLISCHMILLER HWM Quality for Safety; CARRS MSM WÄLISCHMILLER
- **Overview:** Highly-certified manufacturer of precision telemanipulators and robotics for a range of critical applications in the demanding nuclear industry with over 3,000 units installed globally

Products, Capabilities and Services

- Specialize in off-the-shelf mechanical manipulators, bespoke power manipulators and electrically powered, semi-automated robotic arms.

Design | Software Dev | Mfg. | Assembly / testing | Install | Aftermarket services

End Markets Served: Nuclear decom. | Nuclear defense | Nuclear medicine | Commercial nuclear

Precision Engineering & Fabrication

- **Brands:** BENDALLS ENGINEERING
- **Overview:** Highly trusted designer, manufacturer and service provider of bespoke equipment and solutions for demanding nuclear applications.

Products, Capabilities and Services

- Manufactures products for nuclear storage and protection including waste storage racks, waste containers, containment, precision-machined components, pressure vessels, and skid modules.

Design | Mfg./ Fabrication | Assembly / testing | Project Mgmt.

End Markets Served: Nuclear decom. | Nuclear defense

Bespoke Engineering and Process Equipment

- **Brands:** NVE Nuvision Engineering; NWTotal ENGINEERED SOLUTIONS
- **Overview:** Provider of mission critical process equipment packages, technology services and engineering for the highly-regulated and demanding nuclear defense and energy markets.

Products, Capabilities and Services

- Patented mechanical stress improvement process to treat stress corrosion cracking in commercial nuclear plant piping weldments.
- Leading, in-house welding and full-scope engineering, system building and assembly capabilities for critical defense applications.

Design | Assembly / testing | Install

End Markets Served: Commercial nuclear | Nuclear waste mgmt. | Nuclear defense

CADRE HOLDINGS TOGETHER, WE SAVE LIVES

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PRODUCTS & SOLUTIONS THAT SPAN THE NUCLEAR LIFECYCLE

Remote Handling, robotic systems and manipulators

- Installation, assembly, maintenance and servicing of advanced robotic machinery for use in highly hazardous nuclear 'hot-cell' environments
- Products are typically mechanical or electronically powered manipulator arms



Precision machining

- Ability to produce precision-machined components at high production volumes with superior quality while consistently meeting customer requirements



High-integrity, large scale engineering and fabrication

- Specialist in engineered solutions, fabrication of pressure vessels, waste packages, fuel storage systems, and gloveboxes used in highly-challenging and hazardous environments





Mechanical stress improvement process

- Patented solution to prevent or mitigate stress corrosion cracking in nuclear pipe weldments
- Solutions offered aid in the extension of nuclear plant life, reducing inspection times and optimising costs



Commercial nuclear waste management

- Proprietary, passive low-level nuclear waste management system for commercial applications
- Lack of physical contact between moving parts and the hazardous material reduces cost and downtime while improving safety for workers



Pipe welding

- In-house, coded welders offering pipe fittings and weldings in a variety of materials
- Certifications cover carbon steel, stainless steel and duplex / super duplex stainless steel pipe welding



CADRE HOLDINGS TOGETHER, WE SAVE LIVES

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6 6 Source: Internal Company forecasts T OGETHER , W E S AVE L IVES BROADENED AND DIVERSIFIED NUCLEAR CAPABILITIES C ONTINUED NUCLEAR PROGRESSION Expanded product offering and geographic footprint Complementary portfolio addressing critical nuclear assets for waste management, defense, decommissioning and medical fields Transaction more than doubles global scale with entry into +20 new countries Now servicing multiple product categories for each customer; well - positioned to drive complementary growth O PPORTUNITY TO ENHANCE NUCLEAR PRESENCE F URTHER OPPORTUNITIES TO UNLOCK VALUE THROUGH PROVEN M&A ENGINE GEOGRAPHIC SCALE AND PRODUCT OFFERING New Manufacturing Footprint and Capabilities Adding Five Niche Brands with Manufacturing in Three Countries Expanded, Solution - Rich Product Set Adds Relationships with Critical International Customers Collection of leading brands in the nuclear space Supported by strong Cadre balance sheet enhances ability to further acquire highly specialized engineered products businesses globally Robust M&A funnel to support expanded TAM Adds the leading provider of containment solutions in the U.K. for high cost - of - failure nuclear missions ~95%/5% revenue split between products and services Revenue by Region RoW (~80)% US (~20)%

INVESTMENT HIGHLIGHTS

- Highly complementary product offering to existing nuclear platform; #1 target in previously identified nuclear M&A pipeline
- Revenue supported by long-term contracts, strong positions on framework contracts, and aftermarket spares and repairs
- Blue-chip customer base across +20 countries
- Highly visible orderbook underpins ~80% of FY25 revenue
- Pro forma financial profile consistent with Cadre's acquisition target objectives
- Expands actionable TAM through international markets, remote nuclear handling, automation and nuclear medicine
- Consolidated engineering and manufacturing footprints enable geographic expansion of products and engineered solutions

CADRE HOLDINGS Together, We Save Lives
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